UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☒	Soliciting Material under §240.14a-12

BLACKHAWK NETWORK HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[The following is a transcript of a recorded message from Blackhawk’s Chief Executive Officer and President Talbott Roche, which was made available to Blackhawk employees on January 16, 2018.]

•	Hello everyone, and thank you for joining me today.

•	As we embark on a new year together, I am pleased to share with you Blackhawk is taking an exciting and important step forward in our strategy to grow our business and deliver even more value to our customers and shareholders.

•	Blackhawk has agreed to be acquired by SilverLake Partners, a firm with an outstanding track record of investing in the world’s leading technology companies, and P2 Capital, one of Blackhawk’s top long-term investors. The transaction is expected to close mid 2018 subject to customary closing conditions including receipt of stockholder and regulatory aprovals.

•	This transaction represents an important next step for Blackhawk to achieve its full potential as a global leader in prepaid gift, reward and incentive solutions.

•	With this transaction, we will become a private company, and as a private company we will have greater flexibility to develop new, innovative products and solutions that delight our customers and allow us to excel across our retail, incentives and international segments in both physical and digital channels.

•	As a private company we will aggressively pursue our existing strategy and continue to diversify our market leading franchises through strategic and accretive acquisitions.

•	Our vision to grow beyond physical retail is already being realized, with 20% of sales coming from new digital channels and another 30% coming from incentives and international businesses.

•	We are making progress on margin expansion initiatives and as a private company we will be able to accelerate these efforts including the integration and consolidation of systems, without the scrutiny and unpredictability of the public markets. Moving faster will bring us operating leverage and organizational agility.

•	I’d like to provide you some more information on why we have chosen to partner with SilverLake Partners and P2 at this time. They are accomplished and have proven track records of success investing in companies just like ours.

•	SilverLake Partners is the premier private investment firm focused exclusively on tech and tech-enabled companies. They have a proven track record of investing and growing businesses at scale, capitalizing on their market leadership and technology advantages, and accelerating growth and profits. You may know that SilverLake Partners is owner or investor in global leaders like Dell, Broadcom and, Alibaba just to name a few.

•	They have also had success investing in payments and financial technology businesses. Their current and past fintech investments include SoFi, Mercury Payments, Ameritrade and Nasdaq.

•	P2 is a New York based equity investor in public and private companies and has been one of Blackhawk’s largest stockholders. P2 is deeply familiar and supportive of our company, management team and vision.

•	Both organizations are committed to Blackhawk’s long-term success and supporting our strategic vision. I, along with Chuck, Sachin, Bill and others have been extremely impressed with their industry knowledge, deep understanding of our technological advantages and commitment to support us in achieving Blackhawk’s full potential. We look forward to benefiting from their experience, broad network of contacts, leverage in the capital markets and investment acumen.

•	Furthermore having partners with deep resources, patience and long-term focus is critical for achieving success in the next phase of our growth. SilverLake Partners and P2 are the right long-term partners to grow Blackhawk’s business.

•	We are aligned on investing aggressively in fast-growing new revenue streams, like digital solutions, original content, lottery and employee engagement.

•	M&A has been an important part of our strategy and will be easier to execute as a private company. While we have successfully managed many acquisitions as a public company, headwinds in our core business limit our ability to execute our corporate development strategy in the near term. With SilverLake Partners and P2’s access to capital and partnership, we can unlock more value to grow and diversify with our current strategy.

•	I understand many of you may have questions about this news and what it means for you and our customers. I want to reiterate that while our ownership structure is changing, our mission and strategies are not. This is indeed a very exciting opportunity for our company.

•	I will remain CEO of the Company and Blackhawk’s existing management team will continue to lead the business. We will continue to invest in our growth strategies, and being a private company will allow for the patience required to ensure our new products and initiatives have the time required to reach their full potential and deliver value to our great employees, customers, partners and shareholders.

•	While this is exciting, for now, it is business as usual. We have our objectives for 2018 and remain focused on achieving them.

•	This news is likely to be covered by the media and we may see rumors or speculation published. It is critical we don’t get distracted by rumors or “fake news.” You all play an important role in continuing to focus on our day-to-day responsibilities and serving our customers. And, If you receive a media inquiry, please refer it to Patrick Cronin, VP Finance & Investor Relations.

•	I want to end by thanking you for your time today. I could not be more excited about our prospects and this next chapter of growth for our company.

•	We are continuing our journey to become the global leader in prepaid and incentive solutions. I am excited to lead the company through this next step in realizing our full potential. I am inspired by the success we have created thus far and I am grateful for all of your hard work. Lets make 2018 another record year!

Additional Information and Where to Find It

This communication relates to the proposed merger transaction involving Blackhawk Network Holdings, Inc. (the “Company”). In connection with the proposed merger, the Company will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including the Company’s proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed merger. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, http://www.sec.gov, and the Company’s website, www.blackhawknetwork.com. In addition, the documents (when available) may be obtained free of charge by directing a request to Patrick Cronin by email at investor.relations@bhnetwork.com or by calling (925) 226-9973.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of the Company’s common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2017 annual meeting of stockholders, which was filed with the SEC on April 20, 2017, and in other documents filed by the Company, including on behalf of such individuals, with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Cautionary Statements Regarding Forward-Looking Information

Certain statements contained in this communication may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are indicated by words or phrases such as “guidance,” “believes,” “expects,” “intends,” “forecasts,” “can,” “could,” “may,” “anticipates,” “estimates,” “plans,” “projects,” “seeks,” “should,” “targets,” “will,” “would,” “outlook,” “continuing,” “ongoing,” and similar words or phrases and the negative of such words and phrases. Forward-looking statements are based on the Company’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond the Company’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include the following: the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the failure to obtain the Company’s stockholders’ approval of the transaction; the failure to obtain certain required regulatory approvals to the completion of the transaction or the failure to satisfy any of the other conditions to the completion of the transaction; the effect of the announcement of the transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its partners, clients, customers, providers, advertisers, and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of management’s attention from ongoing business operations due to the transaction; the ability to meet expectations regarding the timing and completion of the merger; and other risks and uncertainties described in the Company’s reports and filings with the SEC, including the risks and uncertainties set forth in Item 1A under the heading Risk Factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on February 27, 2017 and other periodic reports the Company files with the SEC, which are available at www.sec.gov and the Company’s website at www.blackhawknetwork.com. The Company undertakes no obligation to update forward-looking statements to reflect developments or information obtained after the date hereof and disclaims any obligation to do so other than as may be required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

[The following letter was sent to employees of Blackhawk Network Holdings, Inc. on January 16, 2018.]

Dear Blackhawk team,

Today we announced that Blackhawk has agreed to be acquired by Silver Lake and P2 Capital Partners for $45.25 per share and total consideration of $3.5 billion. Silver Lake is the premier private investment firm focused exclusively on technology and technology-enabled companies and P2 Capital Partners is one of Blackhawk’s long-term investors with a history of investing in technology companies. This is exciting news for us as this partnership is an important next phase in accelerating our growth strategy and achieving success for all of our employees, customers, partners and stockholders. Blackhawk team members around the world have achieved incredible results in delivering unmatched service to our customers and developing our market-leading solutions. Silver Lake and P2’s interest in acquiring Blackhawk is a testament to your hard work, dedication, teamwork and individual achievements.

The transaction is expected to close in mid-2018, subject to customary closing conditions, including receipt of stockholder and regulatory approvals. At that time, Blackhawk will become a private company. Given the changing U.S. retail environment, the rise of digital solutions and the growing demand for Blackhawk’s solutions from global brands, we believe that the time is right to become a private company. Partnering with Silver Lake and P2 will help us execute our growth strategy by increasing investments in new products and technologies and pursuing strategic acquisitions as we continue to diversify and grow in the U.S. and internationally.

Silver Lake and P2 are committed to investing in Blackhawk’s long-term success, and both organizations are supportive of our management team and strategic vision. They have proven track records of success investing in companies just like ours. I am confident their experience will be complementary as we help our customers transform into digital-focused omni-channel organizations.

I understand that you will have questions about what this announcement means for you and our business. Please know that we are committed to keeping you as informed as we can along the way. If you have any questions, please do not hesitate to reach out to your manager. While our ownership structure is changing, our management, mission and strategies are not and it’s important that all of us continue to focus on our day-to-day responsibilities. This is indeed a very exciting opportunity for our company.

Thank you for your continued hard work and ongoing dedication to Blackhawk and our customers. You all have been instrumental in our success to date and are important to our future achievements.

Sincerely,

Talbott

Additional Information and Where to Find It

This communication relates to the proposed merger transaction involving Blackhawk Network Holdings, Inc. (the “Company”). In connection with the proposed merger, the Company will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including the Company’s proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed merger. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, http://www.sec.gov, and the Company’s website, www.blackhawknetwork.com. In addition, the documents (when available) may be obtained free of charge by directing a request to Patrick Cronin by email at investor.relations@bhnetwork.com or by calling (925) 226-9973.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of the Company’s common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2017 annual meeting of stockholders, which was filed with the SEC on April 20, 2017, and in other documents filed by the Company, including on behalf of such individuals, with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Cautionary Statements Regarding Forward-Looking Information

Certain statements contained in this communication may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are indicated by words or phrases such as “guidance,” “believes,” “expects,” “intends,” “forecasts,” “can,” “could,” “may,” “anticipates,” “estimates,” “plans,” “projects,” “seeks,” “should,” “targets,” “will,” “would,” “outlook,” “continuing,” “ongoing,” and similar words or phrases and the negative of such words and phrases. Forward-looking statements are based on the Company’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond the Company’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include the following: the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the failure to obtain the Company’s stockholders’ approval of the transaction; the failure to obtain certain required regulatory approvals to the completion of the transaction or the failure to satisfy any of the other conditions to the completion of the transaction; the effect of the announcement of the transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its partners, clients, customers, providers, advertisers, and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of management’s attention from ongoing business operations due to the transaction; the ability to meet expectations regarding the timing and completion of the merger; and other risks and uncertainties described in the Company’s reports and filings with the SEC, including the risks and uncertainties set forth in Item 1A under the heading Risk Factors in the Company’s Annual

Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on February 27, 2017 and other periodic reports the Company files with the SEC, which are available at www.sec.gov and the Company’s website at www.blackhawknetwork.com. The Company undertakes no obligation to update forward-looking statements to reflect developments or information obtained after the date hereof and disclaims any obligation to do so other than as may be required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

[The following is the form of a letter sent to partners of Blackhawk Network Holdings, Inc. on January 16, 2018.]

Dear [valued customer/partner],

Today Blackhawk Network Holdings announced that we have agreed to be acquired by Silver Lake, the premier private investment firm focused exclusively on technology and technology-enabled companies, and P2 Capital Partners, one of Blackhawk’s long-term investors, with a history of investing in technology companies and partnering with management teams to increase long-term value.

Silver Lake has a proven track record of investing and growing businesses at scale, capitalizing on their market leadership and technology advantages, and accelerating growth. You may know that Silver Lake is an owner or investor in global leaders like Alibaba, Broadcom, Dell, and Skype. Silver Lake also has significant experience and success investing in payments and financial technology businesses. Their current and past fintech investments include Ameritrade, Mercury Payments, Nasdaq and SoFi.

P2 Capital is a New York based equity investor in public and private companies and has been one of Blackhawk’s largest stockholders for multiple years. P2 Capital is deeply familiar and supportive of our company, management team and vision.

This is exciting news for us as this partnership is an important next phase in accelerating our growth strategy and continuing to deliver leading prepaid gift, reward and incentive solutions to our customers.

As you know, Blackhawk has been working closely with our customers to deliver new products and services across both physical and digital channels. Over the last five years we have also diversified into incentives and expanded globally, with operations in 26 countries. With this transaction, we will be able to increase investment in Blackhawk’s leading platforms, accelerate new product development and deliver more of our solutions globally.

In collaboration with Silver Lake and P2 Capital, Blackhawk’s leading prepaid payment network, extensive distribution network, product content and incentive solutions will all be amplified to enhance value for our customers and partners globally. We believe this is great news for our customers around the world.

While our ownership structure is changing, our mission and strategies are not. You can continue to count on the service, support and solutions provided by our company and your current Blackhawk representative.

We value your ongoing partnership and look forward to continuing our relationship well into the future. If you have any questions, please feel free to contact [me OR your usual Blackhawk representative].

Thank you for your continued support and let’s make 2018 a banner year!

Sincerely,

[NAME]

Additional Information and Where to Find It

This communication relates to the proposed merger transaction involving Blackhawk Network Holdings, Inc. (the “Company”). In connection with the proposed merger, the Company will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including the Company’s proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed merger. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, http://www.sec.gov, and the Company’s website, www.blackhawknetwork.com. In addition, the documents (when available) may be obtained free of charge by directing a request to Patrick Cronin by email at investor.relations@bhnetwork.com or by calling (925) 226-9973.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of the Company’s common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2017 annual meeting of stockholders, which was filed with the SEC on April 20, 2017, and in other documents filed by the Company, including on behalf of such individuals, with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Cautionary Statements Regarding Forward-Looking Information

Certain statements contained in this communication may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are indicated by words or phrases such as “guidance,” “believes,” “expects,” “intends,” “forecasts,” “can,” “could,” “may,” “anticipates,” “estimates,” “plans,” “projects,” “seeks,” “should,” “targets,” “will,” “would,” “outlook,” “continuing,” “ongoing,” and similar words or phrases and the negative of such words and phrases. Forward-looking statements are based on the Company’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond the Company’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include the following: the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the failure to obtain the Company’s stockholders’ approval of the transaction; the failure to obtain certain required regulatory approvals to the completion of the transaction or the failure to satisfy any of the other conditions to the completion of the transaction; the effect of the announcement of the transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its partners, clients, customers, providers, advertisers, and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of management’s attention from ongoing business operations due to the transaction; the ability to meet expectations regarding the timing and completion of the merger; and other risks and uncertainties described in the Company’s reports and filings with the SEC, including the risks and uncertainties set forth in Item 1A under the heading Risk Factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on February 27, 2017 and other periodic reports the Company files with the SEC, which are available at www.sec.gov and the Company’s website at www.blackhawknetwork.com. The Company undertakes no obligation to update forward-looking statements to reflect developments or information obtained after the date hereof and disclaims any obligation to do so other than as may be required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.